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                                                                    EXHIBIT 10.3


                            PROCEEDS ESCROW AGREEMENT

         Agreement entered on the ___ day of ______________, 2001 by and among Transition Auto Finance IV, Inc. ("Issuer"), Great Nation Investment Corporation ("Dealer"), and Texas Community Bank, a National Association, as defined by
Section 3(a)(6) of the Securities and Exchange Act of 1934, (the "Escrow
Agent").


         WHEREAS, with the assistance of Dealer, the Issuer proposes to offer and sell up to $10,000,000 aggregate principal amount of its 9.0% Secured Redeemable Promissory Notes (the "Notes") to be issued under a Trust Indenture between the Issuer and Trust Management Inc. (the "Trustee").


         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. The Escrow Agent agrees to act as escrow agent in connection with the offering and sale of Notes and, as such, to establish an appropriate account and to receive the proceeds from the sale of the Notes for deposit therein until the earlier of the termination of this Agreement or the termination of the offering and sale of the Notes (the "Termination Date").

         2. Checks or other items for the payment of all or a part of the purchase price of the Notes (all such items together with all proceeds thereof, the "Escrowed Property") shall be payable to Escrow Agent, or endorsed by the Dealer or Issuer to Texas Community Bank and delivered daily to Escrow Agent. The Escrow Agent will credit the proceeds to an escrow cash account (the "Escrow Account") to be held by it under the terms of this Agreement subject to Rule 15c2-4 under the Securities Act of 1934. All subscribers' checks or other items for the payment of the purchase price of Notes shall be transmitted by Dealer to the Escrow Agent by noon of the next business day upon receipt by Dealer.


         3. The Escrowed Property, together with all interest earned thereon, shall be held by the Escrow Agent until the earlier of (a) the time that the Escrow Agent has received proceeds from the sale of the Notes in the aggregate principal amount of $250,000, or more, or (b) March 1, 2002, at which time the escrow will terminate.


         4. Upon termination of the escrow, the Escrow Agent shall release the Escrowed Property, together with all interest earned thereon to be distributed to either (a) the Issuer, or such other party or parties, as required to carry out the purpose of the Note offering if the minimum amount of the Notes have been sold within the required time period described above, or (b) the subscribers if the minimum amount of Notes have not been sold within such period.

         5. If at any time to the completion of this escrow said Escrow Agent is advised by the appropriate securities or state agency that the registration to sell said notes has been revoked, said Escrow Agent shall thereupon return all funds and the interest earned thereon to the respective subscribers.



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         6. Escrow Agent shall deposit all funds received in insured accounts such that each Investor that deposits funds is insured to the maximum amount allowed under FDIC regulations, irrespective of the aggregate amount of funds received from all Investors. The Escrow Agent shall invest such collected funds deposited in the Escrow Account in short term investments to the extent permitted by the Texas Banking Commission, provided however, that any such funds held subject to any minimum escrow contingency shall be invested subject to Rule 15c2-4. The Escrow Agent shall in no event be liable for any loss resulting from any change in interest rates applicable to funds so invested.

         Interest on funds invested pursuant to this Section shall accrue from the date of investment of such funds until such funds are released from escrow pursuant to paragraph 4.

         7. The Escrow Agent's and Dealer's obligations and duties in connections herewith are confined to those specifically enumerated in this Agreement. The Escrow Agent and Dealer shall not be in any manner liable or responsible for the sufficiency, correctness, genuineness or validity of any instruments received by or deposited with them or with reference to the form of execution thereof, or the identity, authority, or rights of any person executing, delivering, or depositing same, and neither the Escrow Agent nor the Dealer shall be liable for any loss that may occur by reason of forgery, false representation or the exercise of their discretion in any particular manner or for any other reason, except for their own gross negligence or willful misconduct.

         8. The Escrow Agent shall receive compensation for its services from Issuer as set forth in the separate schedule of fees as made a part hereof by reference.

         9. The Escrow Agent may act pursuant to the written advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

         10. The Escrow Agent (and any other successor escrow agent) may at any time resign as such by delivering all of the Escrowed Property to the successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction), or (b) the day which is thirty (30) days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrowed Property until receipt of a designation of successor escrow agent or a written disposition instruction by the Issuer and Dealer or a final order of a court of competent jurisdiction.

         11. If any controversy arises between the parties hereto or with any third person, the Escrow Agent shall not be required to determine the same or to take any action but may await the settlement of any such controversy by final appropriate legal proceeding, or otherwise as the Escrow Agent may require, or the Escrow Agent may, in its discretion, institute such appropriate



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interpleader or other proceedings in connection therewith as it may deem proper, notwithstanding anything in this Agreement to the contrary. In any such event, the Escrow Agent shall not be liable for interest or damages to the Issuer or subscribers. In the event Escrow Agent should institute, or be named as a party in, any legal proceedings to determine the lawful owner of the Escrowed
Property, Escrow Agent shall be entitled to recover from the contending parties to said legal proceedings, reasonable attorney's fees and expenses which shall be incurred by Escrow Agent in said proceedings.

         12. This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators, and representatives and shall not be enforceable by or inure to the benefit of any third party except as provided in Section 10 with respect to a resignation by the Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties. This Escrow Agreement shall be construed in accordance with and governed by the laws of the State of Texas with regard to conflict of law principals.

         13. This Escrow Agreement may only be modified in writing by all of the parties hereto, and no waiver hereunder shall be effective unless in writing signed by the party to be charged.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

                                       DEALER:

                                       GREAT NATION INVESTMENT CORPORATION


                                       By:
                                          --------------------------------------
                                       Date:
                                            ------------------------------------
Attest:
       ---------------------------

                                       ISSUER:

                                       TRANSITION AUTO FINANCE IV, INC.


                                       By:
                                          --------------------------------------
                                       Date:
                                            ------------------------------------
Attest:
       ---------------------------



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                                       ESCROW AGENT:
                                       TEXAS COMMUNITY BANK, A National
                                       Association


                                       By:
                                          --------------------------------------
                                       Date:
                                            ------------------------------------
Attest:
       ---------------------------



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